                  AMENDED ESCROW AGREEMENT
                  ------------------------

THIS AGREEMENT is dated for reference the 10th day of September,
1999

BETWEEN:

DATABOAT INTERNATIONAL LIMITED
a company incorporated pursuant to the laws of the Province of British Columbia
Mailing address: 23 - 1917 West 4th Ave.,
Vancouver,
British Columbia, Canada V6J 1M7

("Databoat")

                                                OF THE FIRST PART

AND:

WORLDBID CORPORATION
a corporation incorporated pursuant to the laws of the State of Nevada

("WorldBid")

                                              OF THE SECOND PART

AND:

CANE & COMPANY, L.L.C.,
Suite 1200, 101 Convention Centre Drive
Las Vegas, Nevada, USA 89109

(the "Escrow Agent")

                                               OF THE THIRD PART

WHEREAS:

1.	Databoat and WorldBid have entered into an agreement
dated the 2nd day of February, 1999 pursuant to which WorldBid has acquired from Databoat the "WorldBid.Com" internet business developed by Databoat (the "Acquisition Agreement").

2.	WorldBid has issued to Databoat 3,000,000 common shares
in the capital of WorldBid (the "Shares") pursuant to the Acquisition Agreement which are to be held on the terms and conditions of this Escrow Agreement.

3.	Databoat, WorldBid and the Escrow Agent entered into an
escrow agreement dated February 16, 1999 which set forth their agreement as to the manner in which the Escrow Agent was to hold and release the Shares (the "Original Escrow Agreement").

4.	Databoat and WorldBid have entered into an agreement
dated September 10, 1999 whereby Databoat and WorldBid have agreed to execute this Amended Escrow Agreement to replace and supercede the Original Escrow Agreement.


NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the sum of $1.00 paid by the each party to the other (the receipt of which is hereby acknowledged), the parties hereby covenant and agree as follows:

1.	Termination of Original Escrow Agreement
      ----------------------------------------

The parties agree that the Original Escrow Agreement is hereby terminated and of no further force and effect. Databoat and WorldBid hereby jointly instruct escrow agent to release the escrow documents held pursuant to the Original Escrow Agreement as follows:

(1)	the powers of attorney executed by Databoat are to be
released to Databoat;

(2)	the general conveyance of business assets executed by
WorldBid is to be released to WorldBid.

The share certificates held pursuant to the Original Escrow
Agreement will continue to be held in trust by the Escrow Agent on the terms and subject to the conditions of this Amended Escrow
Agreement.


2.	Definitions
      -----------

2.1		In this Agreement, the following terms shall have the
meanings set forth below:

(A)	"Acquisition Agreement" means the Agreement between
Databoat and WorldBid dated the 2nd day of February 1999;

(B)	"Business" means the "WorldBid.Com" internet business
sold by Databoat to WorldBid pursuant to the Acquisition
Agreement;

(C)	"Original Escrow Agreement" means the escrow agreement
dated February 16, 1999 between Databoat, WorldBid and the Escrow Agreement;

(D)	"Shares" means the 3,000,000 common shares, $0.001 US per
share par value, in the capital of WorldBid in the name
of Databoat.
(E)	"Share Certificates" means the share certificates in the
name of Databoat representing the Shares, in denominations of 300,000 Shares, 700,000 Shares,
1,000,000 Shares and 1,000,000 Shares;


3.		Share Certificates Held in Escrow
            ---------------------------------

3.1		The Escrow Agent confirms receipt of the Share
Certificates and acknowledges that it holds the Share Certificates in trust subject to the terms and conditions of this Agreement.

3.2		Subject to Section 3.3, the Escrow Agent will release the
Share Certificates to Databoat on the following schedule:

Date of Release		Share Certificates to be Released
---------------         ---------------------------------

February 15, 2000       Share Certificates representing
                        300,000 Shares

February 15, 2001       Share Certificates representing
                        700,000 Shares

February 15, 2002       Share Certificates representing
                        1,000,000 Shares

February 15, 2003       Share Certificates representing
                        1,000,000 Shares


4.		Scope of Escrow Agent's Duties
            ------------------------------

4.1		In exercising its duties and obligations as set forth in
this Agreement, the Escrow Agent will act in good faith and with impartiality towards each of Databoat and WorldBid.

4.2		The Escrow Agent will have no duties or obligations in
respect of the Share Certificates other than those specifically set forth herein.

4.3		The Escrow Agent will not be bound in any way by any
other contract or agreement between the parties hereto whether or not the Escrow Agent has knowledge thereof or of its terms and conditions and the Escrow Agent's only duty, liability and responsibility shall be to hold and deal with the Share
Certificates in accordance with this Agreement.

4.4		The Escrow Agent will be entitled, unless it has
knowledge to the contrary, to assume that any notice and evidence received pursuant to these instructions from either Databoat or WorldBid has been duly executed by the party by whom it purports to have been signed and the Escrow Agent will not be obligated to enquire into the sufficiency or authority of any signatures appearing on such notice or evidence.


5.		Indemnity
            ---------

5.1		Databoat and WorldBid covenant and agree to indemnify the
Escrow Agent against loss, liability or expense incurred without negligence or bad faith on the part of the Escrow Agent arising out of or in connection with the administration of the Escrow Agent's duties hereunder, including the costs and expenses of defending itself against any claim or liability arising therefrom. Databoat and WorldBid agree to jointly and severally pay to the Escrow Agent at the Escrow Agent's standard hourly rates for the provision of legal services in consideration for the Escrow Agent fulfilling its duties and acting in accordance with its obligations pursuant to this Escrow Agreement.


6.		Notices
            -------

6.1		Any notice, statement, demand or request herein required
or permitted or required to be given by any party hereto to the other shall be in writing and may be delivered personally or by courier addressed to the parties at the addresses given below or at such other addresses of which notice may be given by either of such parties:

Databoat:					Copy to:

DATABOAT INTERNATIONAL LIMITED	GARY DUNN
23-1917 West 4th Ave.			Barrister & Solicitor
Vancouver, British Columbia		610 - 1665 West Broadway
Canada  V0N 1B0				Vancouver, British Columbia
Attention: Mr. Scott Wurtele		Canada, V6J 1X1
Facsimile: (604) 608-3134		Facsimile: (604) 739-7013

WorldBid:					Copy to:

WORLDBID CORPORATION			O'NEILL & COMPANY
6955 E. Caballo Drive			Suite 1880, Royal Centre
Paradise Valley, Arizona		1055 West Georgia Street
USA 85253                           Vancouver, British Columbia
                                    Canada V6E 3P3
Attention: Mr. Logan B. Anderson	Attention: Mr. Michael H. Taylor
Facsimile: (602) 483-3586		Facsimile: (604) 687-6650

Escrow Agent:

Cane & Company, L.L.C.
Suite 1200, 101 Convention Centre Drive
Las Vegas, Nevada
USA 89109
Attention:  Mr. Michael A. Cane
Facsimile: (702) 312-6249


7.		Miscellaneous
            -------------

7.1		The terms of this Agreement are irrevocable by Databoat,
WorldBid and the Escrow Agent unless such revocation is consented to in writing by each party.

7.2		The terms herein shall be binding upon the Escrow Agent
and its successors in the practice of law and upon Databoat, WorldBid and the Escrow Agent and their respective heirs, executors, administrators, successors and assigns.

7.3		Any dispute or claim arising hereunder shall be settled
by arbitration. Any party may commence arbitration by sending a written notice of arbitration to the other party. The notice will state the dispute with particularity. The arbitration hearing shall be commenced thirty (30) days following the date of delivery of notice of arbitration by one party to the other, by the American Arbitration Association ("AAA") as arbitrator. The arbitration shall be conducted in Seattle, Washington in accordance with the commercial arbitration rules promulgated by AAA, and each party shall retain the right to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both.
 The decision of the arbitrator shall be final, binding and conclusive on all parties (without any right of appeal therefrom) and shall not be subject to judicial review. As part of his decision, the arbitrator may allocate the cost of arbitration, including fees of attorneys and experts, as he or she deems fair and equitable in light of all relevant circumstances. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

7.4		This Agreement shall be governed by the laws of the State
of Washington and each party irrevocably attorns to the jurisdiction of the courts of the State of Washington.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


CANE & COMPANY, L.L.C.

	\s\ Michael Cane
Per:	____________________
Authorized Signatory



DATABOAT INTERNATIONAL LIMITED
by its authorized signatory:

      \s\ Scott Wurtele
Per:	____________________
Authorized Signatory



WORLDBID CORPORATION
by its authorized signatory:

      \s\ Logan Anderson
Per:	____________________
Authorized Signatory